UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 8, 2010
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)
001-11312
(Commission File Number)
58-0869052
(IRS Employer Identification Number)
191 Peachtree Street NE, Suite 3600, Atlanta, Georgia 30303-1740
(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 407-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Cousins Properties Incorporated (the “Company”) plans to present at the National Association of Real Estate Investment Trusts’ REITWeek 2010, June 9-11, at the Hilton Chicago hotel in Chicago, Illinois. The presentation is scheduled for Wednesday, June 9, 2010, at 9:00 to 9:35 a.m. CDT (10:00 to 10:35 a.m. EDT). The live audio broadcast of the Company’s presentation will be available online at www.cousinsproperties.com and at http://www.industrystream.net/reitweek2010/cousins. The online replay will begin shortly after the presentation ends and will be available for 90 days.
The Company is furnishing the presentation materials, included as Exhibit 99.1 to this report and incorporated herein by reference. The Company is not undertaking to update this presentation. This report should not be deemed an admission as to the materiality of any information contained in the presentation.
The Company is furnishing the exhibit to this Form 8-K in accordance with Item 7.01. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Certain matters contained in this Current Report on Form 8-K are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; conditions in the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The words “goals” and “opportunities” or similar expressions are intended to identify forward-looking statements. These forward-looking statements represent goals and objectives and are not intended as guidance or projections of future results. The Company can give no assurance that such goals and objectives will be achieved. Such forward-looking statements speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1	June 2010 Investor Presentation materials of Cousins Properties Incorporated

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 8, 2010

COUSINS PROPERTIES INCORPORATED
By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer